UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2018 (October 10, 2018)

EDTECHX HOLDINGS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38687	83-0570234
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o IBIS Capital Limited

22 Soho Square

London, W1D 4NS

United Kingdom

(Address of Principal Executive Offices) (Zip Code)

+44 207 070 7080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

As previously reported, on October 10, 2018, EdtechX Holdings Acquisition Corp. (the “Company”) consummated the initial public offering (“IPO”) of 5,500,000 of its units (“Units”). Each Unit consisted of one share of the Company’s common stock, $0.0001 par value per share (“Common Stock”), and one redeemable warrant (“Warrant”), with each Warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $55,000,000. Simultaneously with the consummation of the IPO, the Company consummated the private placement of 3,450,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $3,450,000.

On October 17, 2018, the Company consummated the closing of an additional 825,000 Units sold pursuant to the underwriters’ over-allotment option. Simultaneously with the consummation of the closing of the over-allotment option, the Company also consummated the sale of an additional 330,000 Private Placement Warrants, generating total proceeds of $330,000.

The 6,325,000 Units sold in the IPO, including the 825,000 Units sold pursuant to the over-allotment option, and the aggregate 3,780,000 Private Placement Warrants generated total gross proceeds of $67,030,000. Of this amount, an aggregate of $64,198,750 (or $10.15 per share sold in the IPO, including from the over-allotment option) was placed in trust.

A copy of the press release issued by the Company announcing the consummation of the sale of the Units pursuant to the over-allotment option is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release Announcing Consummation of Over-Allotment Option.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2018

EDTECHX HOLDINGS ACQUISITION CORP.

By:	/s/ Benjamin Vedrenne-Cloquet
Name:	Benjamin Vedrenne-Cloquet
Title:	Chief Executive Officer

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